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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 11, 2008

                         SunCom Wireless Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                    1-15325                  23-2974475
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(State or other          (Commission File Number)     (I.R.S. Employer
 incorporation)                                        Identification No.)


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)



                                 (610) 651-5900
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 8.01. Other Events.

On February 11, 2008, we announced that the Federal Communications Commission had approved our pending merger transaction with T-Mobile USA, Inc., a wholly-owned subsidiary of Deutsche Telekom AG. The FCC's approval completes all required regulatory approvals for the merger, and the companies expect to close the transaction by the end of February. A copy of the press release announcing FCC approval is attached as Exhibit 99.1 to this report.

Forward-Looking Statements

This report includes "forward-looking statements" that reflect our current views as to future results and events with respect to the expected completion and timing of the merger and other information relating to the merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual developments or results we anticipate will be realized, or even if realized, that they will have the expected effects on the merger and related transactions. These forward-looking statements speak only as of the date of this report and we undertake no obligation to update or revise any forward-looking statements made in this report or elsewhere as a result of new information, future events or otherwise, except as required by law. We believe the following factors could cause actual events and results to differ materially from those discussed in the forward-looking statements:

o the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

o the outcome of any legal proceedings that have been or may be instituted against us and others relating to the merger;

o the inability to complete the merger due to the failure to satisfy other conditions to consummation of the merger;

o   the failure of the merger to be completed for any other reason;

o the risk that the proposed transaction disrupts current plans and operations and/or results in difficulties in employee retention;

o   the amount of the costs, fees, expenses and charges related to the merger;

o the impact of the merger on our capital resources, profitability, cash requirements, management resources and liquidity;

o risks and uncertainties relating to our business (including our ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory environment, general business and economic conditions; and

o other risks and uncertainties detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-Q and Form 10-K.

The foregoing list and the risks reflected in our filings with the Securities and Exchange Commission should not be construed to be exhaustive. We believe the forward-looking statements in this report are reasonable; however, there is no assurance that the actions, events or results of the forward-looking statements will occur or, if any of them do, what impact they will have on the merger. Many of the factors that will determine our future results or the consummation of merger are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this report, readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date on which the statements were made. We cannot guarantee any future results, developments, performance or achievements.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

         99.1     Press Release dated February 11, 2008.


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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   SUNCOM WIRELESS HOLDINGS, INC.


Dated: February 11, 2008           By: /s/ Eric Haskell
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                                       Eric Haskell
                                       Executive Vice President and
                                       Chief Financial Officer

                                                                    Exhibit 99.1


    T-Mobile USA and SunCom Wireless Announce FCC Approval of Pending Merger


BELLEVUE, Wash. and BERWYN, Pa., - Feb. 11, 2008 - T-Mobile USA, Inc., and SunCom Wireless Holdings, Inc. (NYSE: TPC) announced today that they have received Federal Communications Commission (FCC) approval for the companies' pending merger. This completes all required regulatory approvals for the merger, and the companies expect to close the transaction by the end of February. T-Mobile USA is a wholly owned subsidiary of Deutsche
Telekom AG (NYSE: DT).

"Combining the strength of T-Mobile's national network, top-ranked customer service and rich personal communications products and services is an added benefit to the more than one million customers served by SunCom," said Robert Dotson, president and CEO of T-Mobile USA, Inc. "We very much appreciate the FCC's speedy approval of this transaction."

"We appreciate the Commissioners' time and thoughtful review of the proposed merger and are extremely pleased with their decision to approve the license transfers," said Mike Kalogris, chairman and chief executive officer of SunCom Wireless.

Announced Sept. 17, 2007, the definitive merger agreement provides for the acquisition by T-Mobile USA of all of the outstanding shares of common stock of SunCom, for an aggregate of approximately $2.4 billion in cash and assumed debt. This includes cash payment of approximately $1.6 billion and $0.8 billion net debt.


About T-Mobile USA, Inc.

Based in Bellevue, Wash., T-Mobile USA, Inc., is the U.S. operation of Deutsche Telekom AG's (NYSE: DT) Mobile Communications Business, and a wholly owned subsidiary of T-Mobile International, one of the world's leading companies in mobile communications. By the end of the fourth quarter of 2007, 120 million mobile customers were served by the mobile communication segments of the Deutsche Telekom group -- 28.7 million by T-Mobile USA -- all via a common technology platform based on GSM, the world's most widely used digital wireless standard. T-Mobile's innovative wireless products and services help empower people to connect effortlessly to those who matter most. Multiple independent research studies continue to rank T-Mobile highest, in numerous regions throughout the U.S. in wireless customer care. For more information, please visit www.t-mobile.com. T-Mobile is a federally registered trademark of Deutsche Telekom AG.


About SunCom Wireless Holdings, Inc.

SunCom Wireless Holdings, Inc., is a leader in offering digital wireless communications services to consumers in the southeastern United States, Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts. For more information about SunCom products and services, visit www.suncom.com or call 877-CALL-SUN (1-877-225-5786).

                                       ###


Contact Information:
T-Mobile USA Media Relations
425-378-4002

Paige Layne
Manager of Corporate Communications
(704) 858-5119
media@suncom.com